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                                                              Exhibit 10.31


                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of September 16, 1999, by and among LUMINANT WORLDWIDE CORPORATION, a Delaware corporation (the "Company"), and UNITED AIR LINES, INC., a Delaware corporation ("UAL").

                                    RECITALS

A. The Company has issued to UAL a warrant dated of even date herewith (the "Warrant") to purchase up to 300,000 shares of the common stock of the Company (the "Company Common Stock").

B. The Company and UAL desire to provide certain registration rights to UAL with respect to the shares of Company Common Stock that UAL may acquire under the Warrant.

      NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and UAL agree as follows:

      1. DEFINITIONS. For purposes of this Agreement, in addition to terms defined elsewhere herein, the following terms when used herein shall have the following meanings:

      "Code" means the U.S. Internal Revenue Code of 1986, as amended.

      "Company Common Stock" means shares of the Company's common stock, $.01 par value per share.

      "Founding Companies" means Align Solutions Corp., a Delaware corporation, Free Range Media, Inc., a Washington corporation, Young & Rubicam, Inc., a Delaware corporation (with respect to Brand Dialogue, a business division of Young & Rubicam), Multimedia Resources, LLC, a New York limited liability company, Potomac Partners Management Consulting, LLC, a Delaware limited liability company, RSI Group, Inc., a Texas corporation, Integrated Consulting, Inc., d/b/a i.con interactive, a Texas corporation, and Interactive8, Inc., a New York corporation.

      "1933 Act" means the Securities Act of 1933, as amended.

      "1934 Act" means the Securities Exchange Act of 1934, as amended.


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      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government body.

      "Shares" means shares of Company Common Stock that have been issued to UAL or its permitted assigns thereunder upon its exercise of the Warrant (or any successor Warrant) as of the date of a notice from UAL to the Company that it intends to exercise its rights under Section 2 or a notice from the Company to UAL that the Company intends to conduct an offering identified in Section 3.

      "UAL Group" means collectively, UAL, any subsidiary of UAL, any entity that beneficially owns a majority of UAL or any subsidiary of an entity that beneficially owns a majority of the UAL.

      2. DEMAND REGISTRATION RIGHT.

            (a) At any time after the date that is six (6) months after the later to occur of the date of this Agreement or the date of the closing of the Company's initial public offering of Company Common Stock registered pursuant to the 1933 Act (the "IPO"), UAL may request in writing that the Company file a registration statement under the 1933 Act covering the registration of Shares then held by UAL (a "Demand Registration"). Within sixty (60) days after the date on which the Company receives such a request, the Company shall file a registration statement under the 1933 Act covering all Shares that UAL has requested to be included in the registration. The Company shall use its commercially reasonable best efforts to cause such registration statement to become effective within ninety (90) days after the filing referenced in the preceding sentence. The Company will keep the Demand Registration current and effective for at least one hundred twenty (120) days (or a shorter period during which the UAL shall have sold all Shares covered by the Demand Registration).

            (b) The Company shall be obligated to effect no more than one Demand Registration for the UAL Group.

            (c) Notwithstanding the provisions of Section 2(a), if the Company is requested to file any registration under Section 2(a):

                  (i) The Company shall not be obligated to effect the filing of a registration statement relating to a Demand Registration during the ninety
(90) days following the effective date of any other registration statement pertaining to an underwritten public offering of securities for the account of the Company; or

                  (ii) if the Company delivers to UAL a certificate signed by the president of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company



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and its stockholders generally for a registration statement relating to a Demand
Registration to be filed, (A) the Company shall have the right to defer the filing for a period of not more than ninety (90) days after receipt of UAL's request; or (B) if such a certificate is delivered to UAL after a registration statement relating to a Demand Registration has already been filed, the Company may cause the registration statement to be withdrawn and its effectiveness to be terminated or may postpone amending or supplementing the registration statement until the Board of Directors determines that the circumstances requiring the withdrawal or postponement no longer exist, but in no event for more than ninety
(90) days.

            (d) Notwithstanding anything herein to the contrary, UAL may not sell, assign or in any respect transfer the right to the Demand Registration to any party other than a member of the UAL Group.

      3. PIGGYBACK REGISTRATION RIGHTS. At any time following the closing of the IPO, whenever the Company proposes to register any Company Common Stock for its own or others' account under the 1933 Act for a public offering, other than (i) any shelf registration of shares of Company Common Stock to be used as consideration for acquisitions of additional businesses by the Company (unless other shareholders of the Company are permitted to exercise piggyback rights to sell shares of Company Common Stock pursuant to such registration), (ii) registrations relating to employee benefit plans and (iii) registrations relating to rights offerings made to the stockholders of the Company, the Company shall give UAL written notice of its intent to conduct an offering prior to filing an applicable registration statement. If UAL gives the Company written notice within ten (10) days of receiving a notice from the Company that an offering (other than an offering identified in (i), (ii), or (iii) above) is intended, the Company shall cause to be included in such registration all of the Shares that UAL requests, SUBJECT, HOWEVER, TO THE FOLLOWING PROVISOS: (a) the Company shall have the right to reduce the number of Shares to be included in the offering if the Company is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under this Section 3 that the number of shares of Company Common Stock to be sold by Persons other than the Company is greater than the number of shares of Company Common Stock that can be offered without adversely affecting the offering, in which case, the Company may reduce pro rata the number of shares of Company Common Stock offered for the accounts of such Persons (based upon the number of shares of Company Common Stock proposed to be sold by each such Person and including the Shares) to a number deemed satisfactory by the managing underwriter; and (b) for each offering made by the Company after the IPO, a reduction of the number of shares of Company Common Stock to be included in the offering by Persons who have requested their shares of Company Common Stock to be included in the offering shall be made first by reducing the number of shares of Company Common Stock to be sold by Persons other than the Company, UAL, Commonwealth Principals II, LLC, Guillermo G. Marmol, and the stockholders of the Founding Companies who have been granted registration rights (the


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stockholders of the Founding Companies are hereafter referred to as the
"Founding Stockholders") under the transactions associated with the IPO, next, if a further reduction is required, by reducing the number of shares of Company Common Stock to be sold by UAL, next if a further reduction is required, by reducing the number of shares of Company Common Stock to be sold by Commonwealth Principals II, LLC and Guillermo G. Marmol, and thereafter, if a further reduction is required, by reducing the number of shares of Company Common Stock to be sold by the Founding Stockholders. No registration effected under this
Section 3 shall relieve the Company of its obligation to effect a demand registration under Section 2, nor shall any registration under this Section 3 be deemed to have been effected under Section 2.

      4. REGISTRATION PROCEDURES. All expenses incurred in connection with any registration under this Agreement (including all registration, filing, qualification, legal, printer, and accounting fees, but excluding underwriting commissions and discounts) shall be borne by the Company and underwriting commissions or discounts shall be borne pro rata by the holders of Company Common Stock under such registration statement. In connection with registrations under Section 3, the Company shall (i) use its commercially reasonable best efforts to prepare and file with the Securities and Exchange Commission as soon as reasonably practicable, a registration statement with respect to the Company Common Stock and use its commercially reasonable best efforts to cause such registration statement to promptly become and remain effective for a period of at least one hundred twenty (120) days (or such shorter period during which the UAL shall have sold all Shares registered on such registration statement); (ii) use its commercially reasonable best efforts to register or qualify the Company Common Stock covered by a registration statement under such applicable state securities laws as the holders shall reasonably request; and (iii) take such other actions as are reasonable and necessary to comply with the requirements of the 1933 Act and the regulations thereunder.

      5. UNDERWRITING AGREEMENT. In connection with each registration pursuant to Sections 2 and 3 covering an underwritten registered public offering, the Company and UAL agree to enter into a written agreement with the managing underwriters in such form and containing such provisions as are customary in the securities business for such an arrangement between such managing underwriters and companies of the Company's size and investment stature, including indemnification provisions, PROVIDED THAT such agreement shall not provide for indemnification by UAL of any other party except with respect to (a) title to the Shares, and/or (b) losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact provided by UAL contained in any registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereof, for such registration, or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. If UAL does not execute and deliver the written agreement with the managing underwriter, the Company shall have no obligation to include any Shares


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in the registration.

      6. AVAILABILITY OF RULE 144. The Company shall not be obligated to register any of the Shares under Section 2 or Section 3 at any time when the resale provisions of Rule 144(k) (or any successor provision) promulgated under the 1933 Act are available to UAL for such Shares.

      7. FORM OF REGISTRATION STATEMENT. Registrations under Section 2 and
Section 3 shall be on such appropriate registration forms (i) as shall be selected by the Company and (ii) as required by the 1933 Act. If, in connection with any registration under Section 2 or Section 3 that is proposed to be on any short form registration statement, the managing underwriters , if any, shall advise the Company in writing that in their opinion the inclusion of additional information would be appropriate, then such registration shall include such additional information.

      8. FURNISH INFORMATION. With respect to the registration of Shares under
Section 2 or Section 3, it shall be a condition precedent to the obligations of the Company that UAL shall deliver to the Company such information regarding itself and the intended method of disposition of the Shares to be registered as the Company shall request and is required under the 1933 Act and regulations promulgated thereunder to effect the registration of the Shares to be registered.

      9. MARKET STANDOFF. In consideration of the granting to UAL of the registration rights under this Agreement, UAL agrees that it will not sell, transfer or otherwise dispose of Shares (including without limitation through put or short sale arrangements) in the ten (10) days prior to the anticipated effectiveness of any registration of Company Common Stock for sale to the public and for up to ninety (90) days following the effectiveness of such registration. As soon as practicable under the circumstances, the Company will deliver a notice to UAL no later than ten (10) days prior to the anticipated effective date of a registration of Company Common Stock for sale to the public that such effectiveness is anticipated. Notwithstanding the foregoing, if UAL consummates a sale, transfer or other disposition of Shares within ten (10) days prior to the effectiveness of a registration of Company Common Stock for sale to the public but prior to receipt of the notice required hereunder, such sale, transfer or other disposition shall not be deemed a violation of this Section 9.

      10. RULES 144 AND 144A. The Company covenants that following the registration of Shares it will file any reports required to be filed by it under the 1933 Act and the 1934 Act in order to enable UAL to sell Shares without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rules 144 and 144A under the 1933 Act, as each such Rule may be amended from time to time, or (b) any similar rule or rules. Upon the request of UAL, the Company will deliver to UAL a written statement regarding its compliance with such requirements.


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      11. NO WAIVER OF RIGHTS. No failure or delay on the part of any party in the exercise of any power or right hereunder shall operate as a waiver of that power or right. No single or partial exercise of any right or power hereunder shall operate as a waiver of that right or power or of any other right or power. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder. Except as otherwise expressly provided herein, all rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

      12. AMENDMENT. Except as otherwise expressly set forth in this Agreement, this Agreement may be amended or supplemented only by the written agreement of the Company and UAL.

      13. ENTIRE AGREEMENT; SUCCESSORS; THIRD PARTIES. This Agreement and the Warrant contain the entire agreement among the parties with respect to the transactions contemplated hereby and supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, heirs, executors, administrators and permitted assigns. Except as specifically set forth herein, nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities. The Company shall not assign its obligations under this Agreement.

      14. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, by facsimile or sent by overnight express or by registered or certified mail, postage prepaid, addressed as follows:

         If to the Company to:

                  Luminant Worldwide Corporation
                  4100 Spring Valley Road
                  Suite 750
                  Dallas, Texas 75244
                  Attention: Guillermo G. Marmol
                  Tel:  (972) 404-5167
                  Fax:  (972) 387-8917

                  with a copy to:

                  Wilmer, Cutler & Pickering
                  2445 M Street, N.W.
                  Washington, D.C. 20037


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                  Attention:  George P. Stamas
                  Tel:  (202) 663-6000
                  Fax:  (202) 663-6363
         If to UAL:

                  United Air Lines, Inc.
                  World Headquarters -- WHQLD
                  1200 East Algonquin Road
                  Elk Grove Township, Illinois 60007
                  Attention: General Counsel
                  Fax: 847-700-4683

         with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom, LLP
                  525 University Avenue
                  Suite 220
                  Palo Alto, California 94301
                  Attention: Kenton J.  King
                  Fax: 650-470-4570

All deliveries of notice shall be deemed effective when received by the persons entitled to such receipt or when delivery has been attempted but refused by such person or persons.

      15. CAPTIONS. The captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      16. COUNTERPARTS; FACSIMILES. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. This Agreement may be executed and delivered by facsimile transmission.

      17. GOVERNING LAW AND VENUE. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware applicable to agreements made and entirely to be performed within such jurisdiction. The party bringing any action under this Agreement shall only be entitled to choose the federal or local courts in the District of Columbia or Delaware as the venue for such action, and each party consents to the jurisdiction of the court chosen in such manner for such action.

      18. SEVERABILITY. The provisions of this Agreement are severable, and the unenforceability of any provision of this Agreement shall not affect the enforceability of


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the remainder of this Agreement. The parties acknowledge that it is their intention that if any provision of this Agreement is determined by a court to be invalid, illegal or unenforceable as drafted, that provision should be construed in a manner designed to effectuate the purpose of that provision to the greatest extent possible under applicable law.

      19. SPECIFIC PERFORMANCE. The rights of the parties under this Agreement are unique and the failure of a party to perform its obligations hereunder would irreparably harm the other parties hereto. Accordingly, the parties shall, in addition to such other remedies as may be available at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

      20. FURTHER ASSURANCES. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.





                            [Execution Pages Follow]



                 Signature Page to Registration Rights Agreement

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      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of the day and year first above written.

                           LUMINANT WORLDWIDE CORPORATION,
                           a Delaware corporation


                           By:
                              ----------------------------
                              Guillermo G. Marmol
                              Chief Executive Officer and President

                           UNITED AIR LINES, INC.,
                           a Delaware corporation

                           By:
                              ----------------------------
                           Name:
                                --------------------------
                           Title:
                                 -------------------------


                 Signature Page to Registration Rights Agreement